UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2013
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MEADWESTVACO CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-31215	37-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia	23219-0501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 444-1000

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 6, 2013, MeadWestvaco Corporation (“MWV”) completed (a) the sale of its U.S. forestlands, consisting of approximately 501,000 acres of timberlands in Alabama, Georgia, South Carolina, Virginia and West Virginia, and certain related mineral assets to certain subsidiaries of Plum Creek Timber Company, Inc. (“Plum Creek”) for aggregate consideration of approximately $934 million, of which approximately $74 million was in cash and $860 million was in the form of a 10-year installment note from Plum Creek that MWV intends to securitize or otherwise finance within the next few weeks, and (b) the establishment of a partnership with a subsidiary of Plum Creek with respect to MWV’s approximately 109,000 acres of diversified development lands in the Charleston, S.C., region, to which Plum Creek invested approximately $152 million (collectively, the “Transactions”).

The Transactions were undertaken pursuant to the terms of that certain Master Purchase and Sale Agreement (the “Master PSA”), dated as of October 28, 2013, by and among MWV, MWV Community Development and Land Management, LLC, MWV Community Development and Land Management Holdings, Inc. (f/k/a MWV Community Development, Inc.), Plum Creek Timberlands, L.P., Plum Creek Marketing, Inc., Plum Creek Land Company, Highland Mineral Resources, LLC and Plum Creek.  The description of the Master PSA does not purport to be complete and is qualified in its entirety by reference to the Master PSA, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by MWV on October 29, 2013 and is incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE.

On December 6, 2013, MWV issued a press release announcing the completion of the Transactions.  A copy of the press release is attached hereto as Exhibit 99.1.

The information is being furnished under Item 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

2.1
Master Purchase and Sale Agreement, dated October 28, 2013, by and among MeadWestvaco Corporation, MWV Community Development and Land Management, LLC and MWV Community Development and Land Management Holdings, Inc. (f/k/a MWV Community Development, Inc.), as sellers, and Plum Creek Timberlands, L.P., Plum Creek Marketing, Inc., Plum Creek Land Company and Highland Mineral Resources, LLC, as purchasers, and Plum Creek Timber Company, Inc., for the sole purpose set forth in Section 43 thereof (incorporated by reference to Exhibit 2.1 to MeadWestvaco Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2013).

99.1	Press Release of MeadWestvaco Corporation, dated December 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

Date: December 6, 2013
By: /s/ John J. Carrara
Name: John J. Carrara Title: Assistant Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of MeadWestvaco Corporation, dated December 6, 2013.